UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 27, 2007

CONTINENTAL AIRLINES, INC.
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

1-10323	74-2099724
(Commission File Number)	(IRS Employer Identification No.)

1600 Smith Street, Dept. HQSEO, Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

(713) 324-2950
(Registrant's Telephone Number, Including Area Code)

______________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On March 27, 2007, Continental Airlines, Inc. (the "Company") entered into an Underwriting Agreement (the "Underwriting Agreement") by and among Morgan Stanley & Co. Incorporated and Credit Suisse Securities (USA) LLC, as representatives of the several underwriters named therein (the "Underwriters"), Credit Suisse, New York Branch, as depositary, and the Company in connection with the issuance and sale of a total of $1,146,710,000 of Continental Airlines Pass Through Certificates (the "Certificates"). The Company expects that delivery of the Certificates will be made under the Underwriting Agreement on or about April 10, 2007 in three different series, comprised of $756,762,000 of Class A Certificates with a coupon of 5.983% per annum, $221,850,000 of Class B Certificates with a coupon of 6.903% per annum and $168,198,000 of Class C Certificates with a coupon of 7.339% per annum. Each class of Certificates will be issued by a different pass through trust.

Proceeds from the sale of the Certificates will initially be held in escrow by a depositary institution. The three pass through trusts that will issue the Certificates will use the escrowed funds to acquire equipment notes that will be issued by the Company to finance its purchase of 30 new Boeing aircraft scheduled for delivery from January 2008 to March 2009, as these aircraft deliver. The Underwriting Agreement contains customary representations, warranties and agreements by the Company, and customary conditions to closing, indemnification rights, obligations of the parties and termination provisions.

The Certificates are offered pursuant to the Prospectus Supplement, dated March 27, 2007, to the Prospectus, dated April 10, 2006, which forms a part of the Company's automatic shelf registration statement on Form S-3 (Registration No. 333-133187) (the "Registration Statement"), filed with the Securities and Exchange Commission on April 10, 2006.

The foregoing description of the Underwriting Agreement is qualified in its entirety by reference the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01. The Underwriting Agreement is also filed with, and is hereby incorporated by reference into, the Registration Statement.

The Underwriters or their affiliates have from time to time provided and/or may in the future provide investment banking, commercial banking and financial advisory services to the Company, for which they have received or will receive customary compensation.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

1.1 Underwriting Agreement, dated March 27, 2007, by and among Morgan Stanley & Co. Incorporated and Credit Suisse Securities (USA) LLC, as representatives of the several Underwriters named therein, Continental Airlines, Inc. and Credit Suisse, New York Branch.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Continental Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTINENTAL AIRLINES, INC.

March 30, 2007	By: __/s/ Lori A. Gobillot_________________
Lori A. Gobillot
Staff Vice President and Assistant General Counsel